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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

      Date of Report (date of earliest event reported) September 5, 2000.

                            Champion Industries, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

     West Virginia                                    0-21084                                   55-0717455
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(State or other jurisdiction of           (Commission File No.)                    (IRS Employer Identification
incorporation or organization)                                                      No.)

Route 2, Kyle Industrial Lane
P. O. Box 2968
Huntington, West Virginia                           25728
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code            (304) 528-2700
                                                              ----------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changes since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.              Other Events

           Attached as Exhibit 99 is a press release issued September 5, 2000 announcing the appointment of Kirby J. Taylor as President and Chief Operating Officer of Champion Industries, Inc. effective September 5, 2000.

Item 7.              Financial Statements and Exhibits

           (c)       Exhibit 99 - Press Release dated September 5, 2000.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                          CHAMPION INDUSTRIES, INC.
                                          ------------------------
                                                (Registrant)



                                          /s/ Todd R. Fry
                                           ------------------------
Date: September 5, 2000                   Todd R. Fry, Vice President
                                          and Chief Financial Officer


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                                 EXHIBIT INDEX



99 Press Release dated September 5, 2000 captioned "Champion appoints Kirby
   Taylor President and COO".





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